                                  EXHIBIT 10.1

                             MASTER MERGER AGREEMENT
                             -----------------------


     THIS MASTER MERGER AGREEMENT (this "Agreement") is made and entered into as of March 30, 1996, by and among ASTHMA & ALLERGY CAREAMERICA, INC., a Delaware corporation ("AACA"); its parent company, VIVRA INCORPORATED, a Delaware corporation ("VIVRA"), POLLARD & SUBLETT, PSC, a Kentucky professional service corporation ("P&S"); P&S's shareholders, STEPHEN J. POLLARD, M.D., an individual resident of Kentucky ("Pollard") and JAMES L. SUBLETT, M.D., an individual resident of Kentucky ("Sublett"), ALLERGY & ASTHMA RESEARCH INSTITUTE, INC., a Kentucky corporation ("AARI"); AARI's shareholders, Pollard and Sublett (with Pollard and Sublett being collectively referred to as the "Physicians").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, P&S owns and operates an allergy practice with its principal office located at 9800 Shelbyville Road, Suite 220, Louisville, Kentucky 40223, together with any satellite locations in the Louisville, Kentucky area including those in New Albany and Madison, Indiana (collectively the "P&S Business");

     WHEREAS, the Physicians own all of the outstanding stock of P&S and of AARI on a 50/50 basis;

     WHEREAS, the parties desire to effect two mergers (the "Mergers") to merge simultaneously P&S and AARI (collectively, the "Businesses" and, individually, a "Business") with and into AACA, with AACA being the surviving corporation in the Mergers in exchange for VIVRA Common Stock;

     WHEREAS, for federal income tax purposes, it is intended that each of said Mergers shall qualify as a "reorganization" within the provisions of Section 368 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, for accounting purposes, it is intended that each of the Mergers shall be accounted for as a pooling of interests;

     NOW, THEREFORE, in consideration of these premises and the agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1  THE MERGERS.
           -----------

     1.1  AGREEMENT TO MERGE.  On the terms, subject to the
          ------------------
conditions, and for the consideration stated herein and in that certain Agreement and Plan of Merger of even date by and among AACA, P&S and the Physicians (the "P&S Merger Agreement"), in that certain Agreement and Plan of Merger of even date by and among AACA, AARI and the Physicians (the "AARI Merger Agreement"), (with the P&S Merger Agreement, the AARI Merger Agreement being collectively referred to herein as the "Merger Agreements"), each of the parties hereto, insofar as applicable to such party, agrees that the Businesses shall be merged with and into AACA, with AACA being the surviving corporation (the "Surviving Corporation"). The merger of the Businesses with and into AACA (the "Mergers") shall become effective as of the "Effective Time" (as hereinafter defined).

     1.2  EFFECTIVE TIME OF MERGERS.  At the "Closing" (as hereinafter defined),
          -------------------------
AACA and each of the Businesses shall execute and deliver all agreements and documents as contemplated in the Merger Agreement applicable to each Business to effect its respective Merger in accordance with all appropriate legal requirements as required by the Delaware General Corporation Law, the Kentucky Professional Service Corporation Act and the Kentucky Business Corporation Act at the time and date contemplated in the Merger Agreements (such time being referred to as the "Effective Time").

SECTION 2.  THE CLOSING.
            -----------

     2.1  CLOSING AND CLOSING DATE.  The Closing (the "Closing") of the Mergers
          ------------------------
and the execution and delivery of the agreements and documents contemplated by each of the Merger Agreements and this Agreement shall take place on or before March 30, 1996, at 1:00 p.m. E.S.T., at the offices of Hall, Render, Killian, Heath & Lyman, P.S.C., Providian Center, Suite 1530, 400 West Market Street, Louisville, Kentucky 40202, or at such other place and time as may be deemed appropriate by the parties hereto. At the Closing, the parties will execute and deliver all agreements and documents and take such action as contemplated in the Merger Agreements and in this Agreement.

     2.2  SIMULTANEOUS CLOSINGS.  The parties acknowledge and agree that the
          ---------------------
closings of all of the transactions contemplated by each of the Merger Agreements shall constitute conditions precedent to AACA's obligations to close the transactions contemplated by each of the other Merger Agreements, such that failure to close the transactions contemplated under any Merger Agreement shall serve to automatically terminate all other Merger Agreements unless all parties to the Merger Agreements and this Agreement shall agree otherwise.

SECTION 3.  CONDITIONS OF CLOSING.
            ---------------------

     In addition to the conditions set forth in Section 2.2 above, all obligations which are to be satisfied or performed under the Merger Agreements at the Closing are subject to certain conditions set forth in the Merger Agreements and are subject to the performance by the parties of the actions set forth herein.

     3.1  FORMATION OF NEW COMPANY.  A new Kentucky professional corporation
          ------------------------
("Newco") shall have been formed.

     3.2  PRACTICE OPERATING AGREEMENT.  At the Closing, each of the Physicians,
          ----------------------------
AACA, Newco and Newco's sole shareholder, Stephen J. Pollard, M.D., shall enter into the Practice Operating Agreement by and among all of them as the parties thereto.

     3.3  EMPLOYMENT AGREEMENTS.  At the Closing, each of the Physicians and
          ---------------------
Timothy A. Feger, M.D. and Newco shall enter into an Individual Employment Agreement substantially in the form as attached to the Practice Operating Agreement by and among the Physician or Feger, as the case may be, and Newco as the parties thereto, which agreement shall supersede any prior employment agreements of such Physician or Feger.

     3.4  MANAGEMENT SERVICES AGREEMENT.  At the Closing, Newco and AACA shall
          -----------------------------
enter into a Management Services Agreement by and between Newco and AACA as the parties thereto in form and substance acceptable to AACA.

     3.5  LEGAL OPINION.  Hall, Render, Killian, Heath & Lyman shall have
          -------------
rendered an opinion to AACA, in form and substance satisfactory to AACA, to the effect that the Management Services Agreement is valid and enforceable under Kentucky law.

SECTION 4.  MISCELLANEOUS.
            -------------

     4.1  EXPENSES.  All expenses of the preparation of this Agreement and of
          --------
the other agreements and transactions contemplated hereby, including, without limitation, counsel fees, accounting fees, investment advisor's fees and disbursements, shall be borne by the Physicians in the case of P&S or AARI, and by AACA in the case of AACA and Newco.

     4.2  NOTICES.  All notices, demands and other communications hereunder
          -------
shall be written and shall be deemed to have been duly given if delivered in person or mailed by Federal Express (or other national air courier service), charges prepaid, to the address set forth below:

     To AACA or VIVRA:        Asthma & Allergy CareAmerica,
                               Inc.
                              Northridge Business Park
                              8601 Dunwoody Place, Suite 440
                              Atlanta, Georgia  30350
                              Attention: Mr. Thomas O. Usilton

     with a copy to:          Paul L. Hudson, Jr., Esq.
                              Parker, Hudson, Rainer & Dobbs
                              1500 Marquis Two Tower
                              285 Peachtree Center Avenue, N.E.
                              Atlanta, Georgia  30303

     To the Physicians:       Stephen J. Pollard, M.D.
                              James L. Sublett, M.D.
                              9800 Shelbyville Road, Suite 220
                              Louisville, Kentucky  40223

     with a copy to:          Ivan Schell, Esq.
                              Hirn, Doheny, Reed & Harper
                              2000 Medinger Tower
                              Louisville, Kentucky  40202

or to such other address as AACA or the Physicians may designate by notice to the other. Notices delivered in person shall be deemed delivered on the date of delivery and notices sent via air courier service, as aforesaid, shall be deemed delivered on the date of delivery as indicated by the records of the courier service. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request or other communication. Any notice, request or other communication required or permitted to be given by any party may be given by such party's legal counsel.

     4.3  ENTIRE AGREEMENT.  This Agreement and the Exhibits, and the other
          ----------------
agreements and schedules and documents delivered pursuant hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, letters of intent negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

     4.4  GOVERNING LAW.  The validity and construction of this Agreement shall
          -------------
be governed by the laws of the Commonwealth of Kentucky, except insofar as this Agreement may specify that the laws of Delaware may apply to the Merger.

     4.5  ARBITRATION.
          -----------

          4.5.1 The parties will attempt through good faith negotiations to resolve their disputes regarding this Agreement. The term "disputes" includes, without limitation, any disagreements between the parties concerning the existence, formation, interpretation and implementation of this Agreement. If the parties are to resolve their disputes by negotiation, either party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity.

          4.5.2 There shall be three arbitrators. If the parties fail to select mutually acceptable arbitrators within ten (10) days after the notice of arbitration, a tribunal of arbitrators (one selected by P&S, one selected by AACA, and one who shall be appointed by the first two arbitrators), who shall be located in the Commonwealth of Kentucky, shall be appointed as soon as possible on the request of either party. If any party fails to select an arbitrator within ten (10) days after demand, such arbitrator shall be appointed by the American Arbitration Association. The fee payable to the arbitrators shall be based upon the then current fee schedule of the American Arbitration Association.

          4.5.3  The parties shall have reasonable rights of discovery.

          4.5.4 Except as set forth in this Section, the tribunal shall conduct the arbitration according to the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall take place in Louisville, Kentucky, unless the parties otherwise agree. The tribunal shall base the decision on the express language of this Agreement. Within ten (10) days after the tribunal is appointed, or as soon thereafter as shall be reasonably practicable, the tribunal will conduct a hearing on the dispute. Each party may make written submissions to the tribunal, and each party shall have a reasonable opportunity for rebuttal, but no longer than ten (10) days. As soon as reasonably practicable, but not later than ten (10) days after the hearing is completed, the tribunal shall arrive at a final decision, which shall be reduced to writing, signed by the tribunal and mailed to each party and its legal counsel.

          4.5.5 All decisions of the tribunal shall be final, and binding on all parties, and (except as provided below) shall constitute the only method of resolving disputes. Judgment may be entered upon the decision in accordance with applicable law in any court having jurisdiction.

          4.5.6 This arbitration section and all decisions of the tribunal shall be specifically enforceable in a court of law, or in the arbitral tribunal.

     4.6  SECTION HEADINGS.  The Section headings are for reference only and
          ----------------
shall not limit or control the meaning of any provisions of this Agreement.

     4.7  WAIVER.  No delay or omission on the part of any party hereto in
          ------
exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     4.8  NATURE AND SURVIVAL OF REPRESENTATIONS.  All statements contained in
          --------------------------------------
any certificate delivered by or on behalf of a party to this Agreement in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by such party hereunder. The covenants, representations and warranties made by a party to another in such party's respective Merger Agreement, this Agreement or pursuant thereto or hereto shall survive the Closing for the applicable period stated in such Merger Agreement.

     4.9  AMENDMENTS.  This Agreement may be amended, but only in writing,
          ----------
signed by the parties hereto.

     4.10      COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall comprise one and the same instrument.

     4.11 ATTORNEYS' FEES.  If any party institutes litigation or arbitration to
          ---------------
interpret or enforce, or to recover damages for breach of, this Agreement, including any Individual Employment Agreement, each party will bear its own attorneys' fees and costs of litigation or arbitration.

     4.12 RULES OF CONSTRUCTION.  All references herein to the singular shall
          ---------------------
include the plural, and vice versa, and all references herein to the neuter shall include the masculine or feminine, as the case may be, and vice versa. When general words or terms are used herein followed by the word "including" (or another form of the word "include") and words of particular and specific meaning, the general words shall be construed in their widest extent, and shall not be limited to persons or things of the same general kind or class as those specifically mentioned in the words of particular and specific meaning. All parties have participated in the drafting of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of a party by reason of such party having or being deemed to have drafted, structured or dictated such provisions.

     4.13 TIME.  Time is of the essence of this Agreement.
          ----

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              ASTHMA & ALLERGY CAREAMERICA, INC.,
                               a Delaware corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------


                              VIVRA INCORPORATED, a Delaware
                               corporation ("VIVRA")


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------


                              POLLARD & SUBLETT, PSC, a
                               Kentucky professional service
                               corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------



                    [Signatures continued on following page]

                              ALLERGY & ASTHMA RESEARCH INSTITUTE, INC., a
                              Kentucky corporation


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------




                              -----------------------------------
                              STEPHEN J. POLLARD, M.D., an
                              individual resident of Kentucky, as
                              a fifty percent shareholder of each
                              of P&S and AARI




                              -----------------------------------
                              JAMES L. SUBLETT, M.D., an
                              individual resident of Kentucky, as
                              a fifty percent shareholder of each
                              of P&S and AARI